Exhibit 32.2

         Certification of Chief Financial Officer of FirstBank NW Corp. Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002



In connection with the accompanying Quarterly Report on Form 10-Q of FirstBank NW Corp. ("the Company") for the quarter ended September 30, 2006 (the "Report"), I, Larry K. Moxley, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     o The Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and


     o The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.




/s/ LARRY K. MOXLEY
-----------------------
Larry K. Moxley,
Secretary and
Chief Financial Officer

Dated:  November 6, 2006

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